UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2007
IBT BANCORP, INC.
(Exact name of registrant as specified in its charter)
MICHIGAN
(State or other jurisdiction of incorporation)

000-18415 (Commission File Number)	38-2830092 (IRS Employer Identification No.)

200 East Broadway, Mt. Pleasant, Michigan (Address of principal executive offices)	48858 (Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Effective December 31, 2007, Mr. David W. Hole and Mr. Ronald E. Schumacher, following the Board’s mandatory retirement policy, retired as members of the IBT Bancorp, Inc. Board of Directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2008	IBT BANCORP, INC.
	By:	/s/ Aaron D. Wirsing
Aaron D. Wirsing, Assistant Vice President